SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 1999
                                                          (May 18, 1999)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                    0-10592                                14-1630287
           (Commission File Number)           (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

                  Letter to Shareholders dated May 18, 1999 and Press Release dated May 17, 1999, discussing results of the Annual Meeting held May 17, 1999. Attached is a copy of the Press Release labeled as Exhibit 99(a), and Letter to Shareholders, labeled as Exhibit 99(b). Also, on May 18, 1999, TrustCo Bank Corp NY ("TrustCo") issued a Press Release declaring a cash dividend of $0.275 per share, payable July 1, 1999. Attached is a copy of the Press Release labeled as Exhibit 99(c).




Item 7            (c) Exhibits

   Reg S-K Exhibit No.   Description
            99(a)        Press Release of May 17, 1999,  discussing  results of
                         the Annual meeting held on May 17, 1999.

            99(b) Letter to Shareholders dated May 18, 1999, discussing results of the Annual Meeting held on May 17, 1999.

            99(c) Press Release of May 18, 1999, declaring a cash dividend of $0.275 payable on July 1, 1999 to shareholders of record June 11, 1999.





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





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 18, 1999

                              TrustCo Bank Corp NY
                              (Registrant)


                              By:/s/ Robert T. Cushing
                              Robert T. Cushing
                              Vice President and
                              Chief Financial Officer

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





                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                              Page
------------------   ------------------------------                --------
   99(a)             Press Release dated May 17, 1999                 5
                     discussing results of the Annual Meeting held on May 17, 1999

   99(b)             Letter to Shareholders dated May 18, 1999        7
                     discussing results of the Annual Meeting held on May 17, 1999.

   99(c)             Press Release dated May 18, 1999, declaring      8
                     a quarterly cash dividend of $0.275 per share, payable July 1, 1999, to the shareholders of record at the close of business on June 11, 1999.




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


                                                                  Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                    News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                       NASDAQ -- TRST

Contact: William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                       TRUSTCO BANK CORP NY ANNUAL MEETING:
                       ANOTHER RECORD YEAR FOR THE COMPANY

Schenectady, New York, May 17, 1999 - Shareholders of TrustCo Bank Corp NY reelected four members of the Board of Directors at the Company's annual meeting held today at the Company's headquarters. Directors Lionel O. Barthold, Richard
J. Murray, Jr., William D. Powers, and William F. Terry were elected to three year terms, expiring in 2002, by an overwhelming majority of the shareholders.

An amendment to the Certificate of Incorporation to increase the authorized shares from 50 million to 100 million also was approved by more than two thirds of the shareholders.

In addition, an amendment to the Company's Stock Option Plan was approved by a substantial majority of the shareholders.

KPMG LLP's appointment as auditors for the Company in 1999 was overwhelmingly ratified.

In his remarks to the gathering of several hundred shareholders, CEO and President, Robert A. McCormick stated that "1998 was another good year at TrustCo." He projected earnings of $38 million ($1.35 per share) for the current year. Referring to the equity capital provided by shareholders, Mr. McCormick said, "Management should be measured on the basis of how successfully they employ that equity. TrustCo has historically provided returns on equity in excess of its peer group, and our expectation of a 22% return on equity for 1999 will stand out in any market. We anticipate continuing as the Capital Region leader in the efficient delivery of banking services. Our efficiency level, at approximately 40%, is world-class, and the best in our marketplace by far."

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

TrustCo Bank Corp NY is a $2.4 billion bank holding company, and through its subsidiary bank, Trustco Bank, National Association, operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren and Washington counties. In addition, the bank operates a full service Trust Department with $1.28 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

                                       ###

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


                                                              Exhibit 99(b)

TRUSTCO
Bank Corp NY                                             News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305         Robert A. McCormick
(518) 377-3311   Fax: (518) 381-3668                     President and
                                                         Chief Executive Officer

Subsidiary:  Trustco Bank, National Association

May 18, 1999



TO OUR SHAREHOLDERS:

I would like to report to you the results of our Annual Meeting held May 17, 1999. The TrustCo shareholders were asked to vote on four proposals this year. All proposals were approved by overwhelming majorities of the shares outstanding.

The first proposal dealt with the election of four directors to serve for three-year terms. All four were elected and include:

         Lionel O. Barthold, Retired Chairman, Power Technologies, Inc Richard J. Murray, Jr., Chief Executive Officer, R.J. Murray, Inc William D. Powers, Chairman, New York Republican State Committee William F. Terry, Senior Vice President, Trustco Bank, N.A.

The second proposal resulted in the approval of an amendment to the Certificate of Incorporation to increase the authorized number of shares.

The third proposal related to amendments to the 1995 TrustCo Bank Corp NY Stock Option Plan to increase the authorized shares and to permit other administrative changes.

The fourth proposal ratified the adoption of KPMG LLP as the independent certified public accountants for TrustCo for 1999.

We thank all the shareholders who returned their proxies. Your support and confidence are greatly appreciated.

I would also like to report that today the Board of Directors declared a regular quarterly dividend of $0.275 per share. The dividend is payable July 1, 1999 to shareholders of record at the close of business on June 11, 1999.

Thank you for the confidence you have placed in TrustCo.

                                                        Sincerely,

                                                        /s/ Robert A. McCormick

                                       # # #


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

                                                                Exhibit 99(c)

TRUSTCO
Bank Corp NY                                               News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                  NASDAQ -- TRST

Contact: William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                    TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - May 18, 1999


         On May 18, 1999 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable July 1, 1999, to the shareholders of record at the close of business on June 11, 1999.

         TrustCo is a $2.4 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.28 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.



                                         ###

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